Filed pursuant to Rule 497(e)
Registration No 333-164298
August 1, 2013

DOUBLELINE FUNDS TRUST

DoubleLine Multi-Asset Growth Fund

DOUBLELINE EQUITY FUNDS

DoubleLine Equities Growth Fund

DoubleLine Equities Technology Fund

Supplement dated August 1, 2013 to the Prospectus for Class A (DMLAX), Class C (DMLCX), Class I (DMLIX), and Class N (DMLNX) shares of DoubleLine Multi-Asset Growth Fund, Class I (DBEGX) and Class N (DLEGX) shares of DoubleLine Equities Growth Fund, and Class I (DBETX) and Class N (DLETX) shares of DoubleLine Equities Technology Fund dated August 1, 2013. This Supplement updates certain information contained in the above-dated Prospectus. Please review this important information carefully.

The DoubleLine Multi-Asset Growth Fund (the “Multi-Asset Growth Fund”) currently offers Class I shares and Class A Shares of the Fund only. Class N shares and Class C shares of the Multi-Asset Growth Fund are not offered for sale at this time.

Shares of DoubleLine Equities Growth Fund and DoubleLine Equities Technology Fund (the “Equity Funds”) may currently only be purchased by (i) employees, officers and Trustees of the Equity Funds and their family members; (ii) employees and officers of DoubleLine Equity LP or DoubleLine Group LP and their family members; and (iii) affiliates of DoubleLine Equity LP or DoubleLine Group LP.

Shares of DoubleLine Equities Growth Fund will be available for purchase by the public beginning on September 10, 2013.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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